Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations
Discontinued Operations

Note 7. Discontinued Operations

        In the first quarter of 2011, ServiceMaster concluded that TruGreen LandCare did not fit within the long-term strategic plans of the Company and committed to a plan to sell the business. On April 21, 2011, the Company entered into a purchase agreement to sell the TruGreen LandCare business, and the disposition was effective as of April 30, 2011. As a result of the decision to sell this business, a $34.2 million impairment charge ($21.0 million, net of tax) was recorded in loss from discontinued operations, net of income taxes, in the first quarter of 2011 to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Upon completion of the sale, a $6.2 million loss on sale ($1.9 million, net of tax) was recorded. During the year ended December 31, 2012, upon finalization of certain post-closing adjustments and disputes, the Company recorded an additional $1.3 million loss on sale ($0.5 million gain, net of tax).

        During the year ended December 31, 2010 the Company recorded a pre-tax non-cash impairment charge of $46.9 million ($28.7 million, net of tax) associated with the goodwill and trade name at its TruGreen LandCare business in loss from discontinued operations, net of income taxes.

Financial Information for Discontinued Operations

        Loss from discontinued operations, net of income taxes, for all periods presented includes the operating results of TruGreen LandCare and the other previously sold businesses. The operating results of discontinued operations are as follows:

	Year Ended December 31,
(In thousands)	2012	2011	2010
Operating Results:
Operating revenue	$—	$75,765	$238,508
Operating loss(1)	(1,138)	(40,620)	(49,971)
Benefit for income taxes(1)	(453)	(15,461)	(17,973)

Operating loss, net of income taxes(1)	(685)	(25,159)	(31,998)
Gain (loss) on sale, net of income taxes	485	(1,857)	—

Loss from discontinued operations, net of income taxes(1)	$(200)	$(27,016)	$(31,998)

(1)
During 2011, a pre-tax non-cash impairment charge of $34.2 million ($21.0 million, net of tax) was recorded to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Also includes goodwill and trade name impairments of $46.9 million ($28.7 million, net of tax) in 2010.

        The table below summarizes the activity during the year ended December 31, 2012 for the remaining liabilities of previously sold businesses. The remaining obligations primarily relate to self-insurance claims and related costs. The Company believes that the remaining reserves continue to be adequate and reasonable.

(In thousands)	As of December 31, 2011	Cash Payments or Other	(Income) Expense	As of December 31, 2012
Remaining liabilities of discontinued operations:
ARS/AMS	$228	$(147)	$(2)	$79
Certified Systems, Inc. and other	2,100	(2,041)	—	59
InStar	279	24	49	352
TruGreen LandCare	268	(491)	638	415

Total liabilities of discontinued operations	$2,875	$(2,655)	$685	$905